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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 30, 2003




                                AEROPOSTALE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                         001-31314                        31-1443880
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
        incorporation)


               1372 BROADWAY, 8TH FLOOR, NEW YORK, NEW YORK 10018
          (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

        Exhibit No.                   Description

           99.1            Press Release dated September 30, 2003

ITEM 9. REGULATION FD DISCLOSURE.

        On September 30, 2003 Aeropostale, Inc. (the "Company") issued a press release announcing the resignation of Lance Ford, one of the members on its Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1.
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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Aeropostale, Inc.




                                   /s/  Michael J. Cunningham
                                   --------------------------
                                   Michael J. Cunningham
                                   Senior Vice President-Chief Financial Officer

Dated: September 30, 2003